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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 5, 1997
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of December 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1997-1)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                        333-24327                 33-3416059
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(State or Other Juris-      (Commission                (I.R.S. Employer
diction of Incorporation)       File Number)          Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
 NEW YORK, NEW YORK                                         10281
 ------------------                                         -----
(Address of Principal Executive Office)                   (Zip Code)


         Registrant's telephone number, including area code:(212) 449-1000






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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  4.3 Servicing Agreement dated as of December 1, 1997 among PacificAmerica Money Center, Inc., as master servicer, the PacificAmerica Home Equity Loan Trust Series 1997- 1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee.

                  4.4 Amended and Restated Trust Agreement dated as of December 1, 1997 between Merrill Lynch Mortgage Investors Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.5 Indenture dated as of December 1, 1997 between Home Equity Loan Trust Series 1997-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee.

                  10.1 Home Equity Loan Purchase Agreement dated as of December 11, 1997 by and among Merrill Lynch Mortgage Investors Inc., PacificAmerica Money Center, Inc., the PacificAmerica Home Equity Loan Trust Series 1997-1 and Bankers Trust Company of California, N.A.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MERRILL LYNCH MORTGAGE
                                                INVESTORS INC.

                                       By:     /S/ PETER CERWIN
                                          -----------------------------
                                       Name:      Peter Cerwin
                                       Title:     Vice President


Dated: December 24, 1997